JPMorgan Funds - Trust I
Rule 10f-3 Transactions
For the period from March 1, 2009 to August 31, 2009

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/5/2009
Issuer New York City Transitional Finance Authority (5.500% January 15, 2039)
Cusip 64972HNE
Bonds 2,000,000
Offering Price $96.72
Spread $0.61
Cost $1,934,420.00
Dealer Executing Trade Goldman Sachs and Co New York
% of Offering  purchased by firm 0.50%
Syndicate Members Goldman sachs & Co, Citigroup Global Markets, Banc of America Securities, Barclays Capital, DEPFA First Albany, JPMorgan, Loop Capital Markets, MR Beal & Co, Merrill Lynch, Morgan Stanley, Prager Sealy & Co, Ramierz & Co, Roosevelt & Cross, Siebert Brandford Shank & Co, Wachovia Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/6/2009
Issuer Anixter International, Inc. (AXE, 10.0% 3/15/2014)
Cusip 035287AC
Bonds 60,000
Offering Price $92.63
Spread $2.00
Cost $55,575.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 2.50%
Syndicate Members Banc of America Securities, JPMorgan, Wachovia Capital Markets, Scotia Capital
Fund JPMorgan New York Tax Free Bond Fund
Trade Date 3/6/2009
Issuer New York City Transitional Finance Authority (5.125% January 15, 2024)
Cusip 64972HMU
Bonds 1,500,000
Offering Price $98.82
Spread $0.61
Cost $1,482,240.00
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.38%
Syndicate Members Goldman sachs & Co, Citigroup Global Markets, Banc of America Securities, Barclays Capital, DEPFA First Albany, JPMorgan, Loop Capital Markets, MR Beal & Co, Merrill Lynch, Morgan Stanley, Prager Sealy & Co, Ramierz & Co, Roosevelt & Cross, Siebert Brandford Shank & Co, Wachovia Bank
Fund JPMorgan Total Return Fund
Trade Date 3/12/2009
Issuer Fannie Mae (FNMA, 2.75% 3/13/2014)
Cusip 31398AVZ
Bonds 185,000
Offering Price $99.63
Spread $0.10
Cost $184,306.25
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 1.40%
Syndicate Members Banc of America Securities, Citigroup Global Markets, Goldman Sachs & Co, Barclays Capital, FTN Financial, JPMorgan, Loop Capital Markets, Morgan Stanley
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/13/2009
Issuer University of California (5.750% May 15, 2028)
Cusip 91412F5T
Bonds 10,000,000
Offering Price $104.60
Spread $0.33
Cost $10,460,000.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.09%
Syndicate Members Barclays Capital, Alamo Capital, Banc of America securities, JPMorgan, SL Hare Capital, De La Rosa & Co, Jackson Securities, Grisby & Assoc, Goldman Sachs & Co, Morgan Stanley, Wedbush Morgan
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/13/2009
Issuer University of California (5.750% May 15, 2030)
Cusip 91412F5W
Bonds 5,000,000
Offering Price $103.72
Spread $0.33
Cost $5,186,050.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.66%
Syndicate Members Barclays Capital, Alamo Capital, Banc of America securities, JPMorgan, SL Hare Capital, De La Rosa & Co, Jackson Securities, Grisby & Assoc, Goldman Sachs & Co, Morgan Stanley, Wedbush Morgan
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/13/2009
Issuer University of California (5.750% May 15, 2034)
Cusip 91412F5Z
Bonds 10,000,000
Offering Price $103.09
Spread $0.33
Cost $10,308,800.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.36%
Syndicate Members Barclays Capital, Alamo Capital, Banc of America securities, JPMorgan, SL Hare Capital, De La Rosa & Co, Jackson Securities, Grisby & Assoc, Goldman Sachs & Co, Morgan Stanley, Wedbush Morgan
Fund JPMorgan Bond Fund
Trade Date 3/17/2009
Issuer Pfizer, Inc. (PFE 6.2% 3/15/2019)
Cusip 717081DB
Bonds 160,000
Offering Price $99.90
Spread $0.45
Cost $159,838.40
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 0.53%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs & Co, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, RBS Greenwich Capital, Santander Invetsment Securities, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 3/17/2009
Issuer Pfizer, Inc. (PFE 6.2% 3/15/2019)
Cusip 717081DB
Bonds 1,000,000
Offering Price $99.90
Spread $0.45
Cost $998,990.00
Dealer Executing Trade Goldman Sachs and Co.
% of Offering  purchased by firm 0.53%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs & Co, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, RBS Greenwich Capital, Santander Invetsment Securities, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 3/23/2009
Issuer Time Warner Cable Inc. (TWC, 8.25% 4/01/2014)
Cusip 88732JAR
Bonds 770,000
Offering Price $99.53
Spread $0.35
Cost $766,411.80
Dealer Executing Trade Deutsche Banc Securities
% of Offering  purchased by firm 1.30%
Syndicate Members Banc of America Securities, Barclays Capital, BNP Paribas, Citigroup Global Markets, Daiwa Securities, Deutsche bank, Fortis Securities, Golman Sachs & Co, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, RBS Greenwich Capital, Scotia Capital, UBS Securities, Wachovia Capital Markets
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/23/2009
Issuer Time Warner Cable Inc. (TWC, 8.25% 4/01/2019)
Cusip 88732JAS
Bonds 50,000
Offering Price $99.35
Spread $0.45
Cost $49,674.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.46%
Syndicate Members Banc of America Securities, Barclays Capital, BNP Paribas, Citigroup Global Markets, Daiwa Securities, Deutsche bank, Fortis Securities, Golman Sachs & Co, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, Mizuho Securities, Morgan Stanley, RBS Greenwich Capital, Scotia Capital, UBS Securities, Wachovia Capital Markets
Fund JPMorgan California Tax Free Bond Fund
Trade Date 3/25/2009
Issuer State of California (5.500% April 1, 2023)
Cusip 13063A4N
Bonds 1,000,000
Offering Price $100.00
Spread $0.56
Cost $999,990.00
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.02%
Syndicate Members Merrill Lynch & Co, Citigroup Global Markets, DeLa Rosa & Co, Alamo Capital, Barclays Capital, Comerica Securities, Fidelity Capital Markets, Grigsby & Assoc, JPMorgan, Morgan Stanley, Pershing, Ramirez & Co, Rice Financial, Southwest Securities, Backstrom McCarley Berry & Co, Blaylock Robert Van, DEPFA First Albany, Goldman Sachs & Co, Jackson securities, Loop Capital Markets, Nollenberger Capital, Piper Jaffray, Raymond James, Siebert Brandford Shank & Co, Stone & Youngberg, Banc of America Securities, City National Securities, Edward D Jones & Co, Great pacific Securities, Jesup & Lamont Securities, Morgan Keegan & Co, Northern Trust Co, Prager Sealy & Co, RBC Capital Markets, SL Hare Capital, Wachovia Bank, Wells Fargo
Fund JPMorgan Total Return Fund
Trade Date 3/26/2009
Issuer Freddie Mac (FHLMC 3.75% 3/27/2019)
Cusip 3137EACA
Bonds 4,000,000
Offering Price $99.73
Spread $0.42
Cost $3,989,080.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.33%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/26/2009
Issuer Newell Rubbermaid, Inc. (NWL 10.6 4/15/2019)
Cusip 651229AJ
Bonds 45,000
Offering Price $97.59
Spread $0.65
Cost $43,916.40
Dealer Executing Trade BA Securities Inc.
% of Offering  purchased by firm 0.83%
Syndicate Members Banc of America Securities, JPMorgan, Barclays Capital, BNP Paribas, Citigroup Global Markets, Goldman Sachs & Co, Mitsubishi UFJ Securities
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/26/2009
Issuer State of California (5.000% April 1, 2017)
Cusip 13063A4F
Bonds 18,500,000
Offering Price $103.33
Spread $0.33
Cost $19,115,495.00
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 0.37%
Syndicate Members Merrill Lynch & Co, Citigroup Global Markets, DeLa Rosa & Co, Alamo Capital, Barclays Capital, Comerica Securities, Fidelity Capital Markets, Grigsby & Assoc, JPMorgan, Morgan Stanley, Pershing, Ramirez & Co, Rice Financial, Southwest Securities, Backstrom McCarley Berry & Co, Blaylock Robert Van, DEPFA First Albany, Goldman Sachs & Co, Jackson securities, Loop Capital Markets, Nollenberger Capital, Piper Jaffray, Raymond James, Siebert Brandford Shank & Co, Stone & Youngberg, Banc of America Securities, City National Securities, Edward D Jones & Co, Great pacific Securities, Jesup & Lamont Securities, Morgan Keegan & Co, Northern Trust Co, Prager Sealy & Co, RBC Capital Markets, SL Hare Capital, Wachovia Bank, Wells Fargo
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/26/2009
Issuer State of California (5.000% April 1, 2020)
Cusip 13063A4K
Bonds 10,000,000
Offering Price $100.00
Spread $0.33
Cost $10,000,000.00
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 0.23%
Syndicate Members Merrill Lynch & Co, Citigroup Global Markets, DeLa Rosa & Co, Alamo Capital, Barclays Capital, Comerica Securities, Fidelity Capital Markets, Grigsby & Assoc, JPMorgan, Morgan Stanley, Pershing, Ramirez & Co, Rice Financial, Southwest Securities, Backstrom McCarley Berry & Co, Blaylock Robert Van, DEPFA First Albany, Goldman Sachs & Co, Jackson securities, Loop Capital Markets, Nollenberger Capital, Piper Jaffray, Raymond James, Siebert Brandford Shank & Co, Stone & Youngberg, Banc of America Securities, City National Securities, Edward D Jones & Co, Great pacific Securities, Jesup & Lamont Securities, Morgan Keegan & Co, Northern Trust Co, Prager Sealy & Co, RBC Capital Markets, SL Hare Capital, Wachovia Bank, Wells Fargo
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/26/2009
Issuer State of California (5.500% April 1, 2018)
Cusip 13063A4H
Bonds 20,000,000
Offering Price $105.44
Spread $0.33
Cost $21,087,800.00
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 0.46%
Syndicate Members Merrill Lynch & Co, Citigroup Global Markets, DeLa Rosa & Co, Alamo Capital, Barclays Capital, Comerica Securities, Fidelity Capital Markets, Grigsby & Assoc, JPMorgan, Morgan Stanley, Pershing, Ramirez & Co, Rice Financial, Southwest Securities, Backstrom McCarley Berry & Co, Blaylock Robert Van, DEPFA First Albany, Goldman Sachs & Co, Jackson securities, Loop Capital Markets, Nollenberger Capital, Piper Jaffray, Raymond James, Siebert Brandford Shank & Co, Stone & Youngberg, Banc of America Securities, City National Securities, Edward D Jones & Co, Great pacific Securities, Jesup & Lamont Securities, Morgan Keegan & Co, Northern Trust Co, Prager Sealy & Co, RBC Capital Markets, SL Hare Capital, Wachovia Bank, Wells Fargo
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/26/2009
Issuer State of California (5.500% April 1, 2019)
Cusip 13063A4J
Bonds 5,000,000
Offering Price $104.70
Spread $0.33
Cost $5,234,850.00
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 0.15%
Syndicate Members Merrill Lynch & Co, Citigroup Global Markets, DeLa Rosa & Co, Alamo Capital, Barclays Capital, Comerica Securities, Fidelity Capital Markets, Grigsby & Assoc, JPMorgan, Morgan Stanley, Pershing, Ramirez & Co, Rice Financial, Southwest Securities, Backstrom McCarley Berry & Co, Blaylock Robert Van, DEPFA First Albany, Goldman Sachs & Co, Jackson securities, Loop Capital Markets, Nollenberger Capital, Piper Jaffray, Raymond James, Siebert Brandford Shank & Co, Stone & Youngberg, Banc of America Securities, City National Securities, Edward D Jones & Co, Great pacific Securities, Jesup & Lamont Securities, Morgan Keegan & Co, Northern Trust Co, Prager Sealy & Co, RBC Capital Markets, SL Hare Capital, Wachovia Bank, Wells Fargo
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/26/2009
Issuer State of California (5.500% April 1, 2021)
Cusip 13063A4L
Bonds 6,800,000
Offering Price $102.32
Spread $0.33
Cost $6,957,420.00
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 0.18%
Syndicate Members Merrill Lynch & Co, Citigroup Global Markets, DeLa Rosa & Co, Alamo Capital, Barclays Capital, Comerica Securities, Fidelity Capital Markets, Grigsby & Assoc, JPMorgan, Morgan Stanley, Pershing, Ramirez & Co, Rice Financial, Southwest Securities, Backstrom McCarley Berry & Co, Blaylock Robert Van, DEPFA First Albany, Goldman Sachs & Co, Jackson securities, Loop Capital Markets, Nollenberger Capital, Piper Jaffray, Raymond James, Siebert Brandford Shank & Co, Stone & Youngberg, Banc of America Securities, City National Securities, Edward D Jones & Co, Great pacific Securities, Jesup & Lamont Securities, Morgan Keegan & Co, Northern Trust Co, Prager Sealy & Co, RBC Capital Markets, SL Hare Capital, Wachovia Bank, Wells Fargo
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 3/26/2009
Issuer State of California (5.625% April 1, 2026)
Cusip 13063A4R
Bonds 15,000,000
Offering Price $99.19
Spread $0.33
Cost $14,878,500.00
Dealer Executing Trade Merrill Lynch And Co Inc New York
% of Offering  purchased by firm 0.31%
Syndicate Members Merrill Lynch & Co, Citigroup Global Markets, DeLa Rosa & Co, Alamo Capital, Barclays Capital, Comerica Securities, Fidelity Capital Markets, Grigsby & Assoc, JPMorgan, Morgan Stanley, Pershing, Ramirez & Co, Rice Financial, Southwest Securities, Backstrom McCarley Berry & Co, Blaylock Robert Van, DEPFA First Albany, Goldman Sachs & Co, Jackson securities, Loop Capital Markets, Nollenberger Capital, Piper Jaffray, Raymond James, Siebert Brandford Shank & Co, Stone & Youngberg, Banc of America Securities, City National Securities, Edward D Jones & Co, Great pacific Securities, Jesup & Lamont Securities, Morgan Keegan & Co, Northern Trust Co, Prager Sealy & Co, RBC Capital Markets, SL Hare Capital, Wachovia Bank, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 3/30/2009
Issuer AES Corporation (AES 9.75%, 4/15/2016) 144A
Cusip 00130HBP
Bonds 230,000
Offering Price $93.98
Spread $2.00
Cost $216,147.10
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 2.62%
Syndicate Members Banc of America Securities, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, Morgan Stanley, Barclays Capital, BNP Paribas, Calyon Securities, Goldman Sachs & Co, RBS Greenwich Capital, SG Americas Securities, UBS Securities, Wedbush Morgan Securities
Fund JPMorgan Bond Fund
Trade Date 4/2/2009
Issuer Energy Transfer Partners (ETP 9.00% 4/15/19)
Cusip 29273RAM
Bonds 190,000
Offering Price $100.00
Spread $0.60
Cost $189,992.40
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.95%
Syndicate Members Credit Suisse Securiites USA LLC, JP Morgan Securities, Morgan Stanley, RBS Greenwich Capital, BNP Paribas, Deutsche Bank Securities Inc.
Fund JPMorgan Total Return Fund
Trade Date 4/2/2009
Issuer Energy Transfer Partners (ETP 9.00% 4/15/19)
Cusip 29273RAM
Bonds 1,200,000
Offering Price $100.00
Spread $0.60
Cost $1,199,952.00
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.95%
Syndicate Members Credit Suisse Securiites USA LLC, JP Morgan Securities, Morgan Stanley, RBS Greenwich Capital, BNP Paribas, Deutsche Bank Securities Inc.
Fund JPMorgan Total Return Fund
Trade Date 4/2/2009
Issuer Fannie Mae (FNMA 1.875% 4/20/12)
Cusip 31398AWK
Bonds 20,650,000
Offering Price $99.87
Spread $0.08
Cost $20,623,981.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.47%
Syndicate Members Barclays Capital, Deutsche Bank Securities Inc., JP Morgan Securities, Cabrera Capital Markets Inc., Credit Suisse Securities USA LLC, FTN Financial, Morgan Stanley
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 4/14/2009
Issuer Republic of Colombia (COLOM 7.375% 3/18/19)
Cusip 195325BL8
Bonds 2,550,000
Offering Price $99.99
Spread $0.35
Cost $2,549,745.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.77%
Syndicate Members Citigroup Global Markets Inc., JP Morgan, Barclays Capital, Morgan Stanley
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/15/2009
Issuer HCA Inc. (HCA 8.50% 4/15/19 144A)
Cusip 404119BE
Bonds 90,000
Offering Price $96.76
Spread $1.69
Cost $87,079.50
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.78%
Syndicate Members Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co, JP Morgan, Barclays Capital, Credit Suisse, Mizuho Securities USA Inc., Wachovia Securities Inc.
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/15/2009
Issuer Plains All American Pipeline (PAA 8.75% 5/1/19)
Cusip 72650RAU
Bonds 750,000
Offering Price $99.99
Spread $0.65
Cost $749,955.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.92%
Syndicate Members Banc of America Securities LLC, BNP Paribas, JP Morgan, Wachovia Securities Inc.
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/20/2009
Issuer Georgia-Pacific LLC (GP 8.25% 5/1/16 144A)
Cusip 37331NAA
Bonds 30,000
Offering Price $96.16
Spread $2.00
Cost $28,846.50
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.71%
Syndicate Members Banc of America Securities LLC, Citigroup Global Markets Inc., JP Morgan, Morgan Stanley, RBS Greenwich Capital, BNP Paribas, Deutsche Bank Securities Inc., HSBC Securities, KBC Financial Products, Mitsubishi UFJ Securities USA Inc., Mizuho Securities USA Inc., Scotia Capital Inc., SG Americas Securities LLC, SunTrust Robinson Humphrey
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/20/2009
Issuer New Jersey State Turnpik (NJSTRN 7.414% 1/1/40)
Cusip 646139W3
Bonds 2,300,000
Offering Price $100.00
Spread $0.67
Cost $2,300,000.00
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.81%
Syndicate Members Morgan Stanley, Barclays Capital, Goldman Sachs & Co., JP Morgan, PNC Capital Markets LLC., Citi, Edward Jones, Merrill Lynch & Co., Powell Capital Markets Inc., Ramirez & Co., Inc. , Raymond James & Associates, Inc.,  Siebert Branford Shank & Co., LLC
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/27/2009
Issuer Jarden Corporation (JAH 8.00% 5/1/16)
Cusip 471109AC
Bonds 175,000
Offering Price $97.40
Spread $2.25
Cost $170,451.75
Dealer Executing Trade Deutsche Banc Alex Brown
% of Offering  purchased by firm 2.94%
Syndicate Members Barclays Capital, Deutsche Bank Securities Inc., JP Morgan, Macquarie Securities USA Inc., SunTrust Robinson Humphrey
Fund JPMorgan Bond Fund
Trade Date 4/28/2009
Issuer ITT Corporation (ITT 6.125% 5/1/19)
Cusip 450679BX
Bonds 250,000
Offering Price $99.86
Spread $0.65
Cost $249,650.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.70%
Syndicate Members Citi, JP Morgan, Goldman Sachs & Co., Morgan Stanley, RBS Securities Inc., UBS Securities LLC., ING Financial Markets, Mitsubishi UFJ Securities USA Inc., SG Americas Securities LLC, Barclays Capital, BNP Paribas, Lazard Capital Markets LLC, US Bancorp Investments Inc., Wells Fargo
Fund JPMorgan Total Return Fund
Trade Date 4/28/2009
Issuer ITT Corporation (ITT 6.125% 5/1/19)
Cusip 450679BX
Bonds 1,590,000
Offering Price $99.86
Spread $0.65
Cost $1,587,774.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.70%
Syndicate Members Citi, JP Morgan, Goldman Sachs & Co., Morgan Stanley, RBS Securities Inc., UBS Securities LLC., ING Financial Markets, Mitsubishi UFJ Securities USA Inc., SG Americas Securities LLC, Barclays Capital, BNP Paribas, Lazard Capital Markets LLC, US Bancorp Investments Inc., Wells Fargo
Fund JPMorgan Bond Fund
Trade Date 4/29/2009
Issuer Diamond Offshore Drill (DO 5.875% 5/1/19)
Cusip 25271CAK
Bonds 70,000
Offering Price $99.85
Spread $0.65
Cost $69,895.70
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.21%
Syndicate Members Goldman Sachs & Co., JP Morgan Chase & Co.
Fund JPMorgan Total Return Fund
Trade Date 4/29/2009
Issuer Diamond Offshore Drill (DO 5.875% 5/1/19)
Cusip 25271CAK
Bonds 620,000
Offering Price $99.85
Spread $0.65
Cost $619,076.20
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.21%
Syndicate Members Goldman Sachs & Co., JP Morgan Chase & Co.
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/29/2009
Issuer Florida Gas Transmission (CITCOR 7.90% 5/15/19 144A)
Cusip 340711AQ
Bonds 65,000
Offering Price $99.82
Spread $0.65
Cost $64,883.00
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.27%
Syndicate Members Banc of America Securities LLC, Calyon New York, Goldman Sachs & Co., JP Morgan Chase & Co., Barclays Capital, Mitsubishi UFJ Securities USA Inc., RBC Capital Markets, SunTrust Robinson Humphrey, Wachovia Securities  Inc., Williams Capital Group LP
Fund JPMorgan Bond Fund
Trade Date 4/30/2009
Issuer Nokia Corporation (NOKIA 5.375% 5/15/19)
Cusip 654902AB
Bonds 135,000
Offering Price $99.08
Spread $0.45
Cost $133,751.25
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.96%
Syndicate Members Banc of America Securities LLC, Barclays Capital, Credit Suisse, JP Morgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/30/2009
Issuer Nokia Corporation (NOKIA 5.375% 5/15/19)
Cusip 654902AB
Bonds 2,300,000
Offering Price $99.08
Spread $0.45
Cost $2,278,725.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.96%
Syndicate Members Banc of America Securities LLC, Barclays Capital, Credit Suisse, JP Morgan
Fund JPMorgan Total Return Fund
Trade Date 4/30/2009
Issuer Nokia Corporation (NOKIA 5.375% 5/15/19)
Cusip 654902AB
Bonds 875,000
Offering Price $99.08
Spread $0.45
Cost $866,906.25
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.96%
Syndicate Members Banc of America Securities LLC, Barclays Capital, Credit Suisse, JP Morgan
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 4/30/2009
Issuer Republic of Turkey(TURKEY 7.50% 11/1/19)
Cusip 900123BF
Bonds 1,680,000
Offering Price $99.29
Spread $0.10
Cost $1,667,988.00
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 1.78%
Syndicate Members Banc of America Securities LLC, JP Morgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 4/30/2009
Issuer Supervalu Inc (SVU 8.00% 5/1/16)
Cusip 868536AT
Bonds 60,000
Offering Price $97.00
Spread $2.60
Cost $58,200.00
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.31%
Syndicate Members Banc of America Securities LLC, Citigroup Global Markets Inc., Credit Suisse, RBS Securities Inc., JP Morgan, Morgan Stanley, UBS Investment Bank/US, US Bancorp Investments Inc., Williams Capital Group LP
Fund JPMorgan Bond Fund
Trade Date 5/6/2009
Issuer DTE Energy Company (7.625% 5/15/2014)
Cusip 233331AN
Bonds 160,000
Offering Price $100.00
Spread $0.25
Cost $160,000.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 6.53%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, Comerica Securities, Deutsche Bank, Scotia Capital, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/6/2009
Issuer DTE Energy Company (7.625% 5/15/2014)
Cusip 233331AN
Bonds 400,000
Offering Price $100.00
Spread $0.25
Cost $400,000.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 6.53%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, Comerica Securities, Deutsche Bank, Scotia Capital, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 5/6/2009
Issuer DTE Energy Company (7.625% 5/15/2014)
Cusip 233331AN
Bonds 1,065,000
Offering Price $100.00
Spread $0.25
Cost $1,065,000.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 6.53%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, Comerica Securities, Deutsche Bank, Scotia Capital, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/6/2009
Issuer Goodyear Tire & Rubber Co. (10.5% 5/15/2016)
Cusip 382550AZ
Bonds 15,000
Offering Price $95.85
Spread $1.88
Cost $14,376.90
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.22%
Syndicate Members Citigroup Global markets, Deutsche bank, Goldman Sachs & Co, JPMorgan, BNP Paribas, Calyon, HSBC Securities, Morgan Stanley, Natixis Bleichroeder
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/6/2009
Issuer Xerox Corporation (XRX 8.25%, 5/15/2014)
Cusip 984121BY
Bonds 400,000
Offering Price $99.98
Spread $0.60
Cost $399,928.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 5.94%
Syndicate Members Banc of America Securities, Citigroup Global Markets, Goldman Sachs & Co, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/7/2009
Issuer Owens-Brockway (7.375% 5/15/2016) 144A
Cusip 69073TAM
Bonds 40,000
Offering Price $96.72
Spread $1.75
Cost $38,689.60
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.39%
Syndicate Members Banc of America Securities, Deutsche Bank, JPMorgan, Barclays Capital, BNP Paribas, Calyon Securities, Citigroup Global Markets, HSBC Securities, Scotia Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/8/2009
Issuer CBS Corporation (8.2%, 5/15/2014)
Cusip 124857AB
Bonds 2,900,000
Offering Price $98.80
Spread $0.60
Cost $2,865,084.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.53%
Syndicate Members Banc of America Securities, Citigroup Capital Markets, JPMorgan, UBS Securities, BNY Mellon Capital, Daiwa Securities, Deutsche Bank, Goldman Sachs & Co, Lloyds TSB Bank, Mitsubishi UFJ securities, Mizuho Securities, RBS Securities, SG Americas Securities, US Bancorp, Wachovia Capital Markets
Fund JPMorgan Bond Fund
Trade Date 5/11/2009
Issuer Allstate Corporation (7.45% 5/16/2019)
Cusip 020002AX
Bonds 190,000
Offering Price $99.73
Spread $0.65
Cost $189,483.20
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 13.87%
Syndicate Members Barclays Capital, Goldman Sachs & Co, JPMorgan, Banc of America Securities, BNY Mellon, Citigroup Global Markets, Morgan Stanley, Sun Trust Robinson Humphrey, US Bancorp, Wachovia Capital Markets, Williams Capital Group
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/11/2009
Issuer Allstate Corporation (7.45% 5/16/2019)
Cusip 020002AX
Bonds 2,550,000
Offering Price $99.73
Spread $0.65
Cost $2,543,064.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 13.87%
Syndicate Members Barclays Capital, Goldman Sachs & Co, JPMorgan, Banc of America Securities, BNY Mellon, Citigroup Global Markets, Morgan Stanley, Sun Trust Robinson Humphrey, US Bancorp, Wachovia Capital Markets, Williams Capital Group
Fund JPMorgan Total Return Fund
Trade Date 5/11/2009
Issuer Allstate Corporation (7.45% 5/16/2019)
Cusip 020002AX
Bonds 1,260,000
Offering Price $99.73
Spread $0.65
Cost $1,256,572.80
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 13.87%
Syndicate Members Barclays Capital, Goldman Sachs & Co, JPMorgan, Banc of America Securities, BNY Mellon, Citigroup Global Markets, Morgan Stanley, Sun Trust Robinson Humphrey, US Bancorp, Wachovia Capital Markets, Williams Capital Group
Fund JPMorgan Bond Fund
Trade Date 5/12/2009
Issuer Canadian Pacific Railroad Co. (7.25%, 5/15/2019)
Cusip 13645RAJ3
Bonds 165,000
Offering Price $99.66
Spread $0.65
Cost $164,443.95
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.36%
Syndicate Members JPMorgan, Morgan Stanley, NBF Securities, RBC Capital Markets
Fund JPMorgan Total Return Fund
Trade Date 5/12/2009
Issuer Canadian Pacific Railroad Co. (7.25%, 5/15/2019)
Cusip 13645RAJ3
Bonds 1,085,000
Offering Price $99.66
Spread $0.65
Cost $1,081,343.55
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.36%
Syndicate Members JPMorgan, Morgan Stanley, NBF Securities, RBC Capital Markets
Fund JPMorgan Bond Fund
Trade Date 5/12/2009
Issuer EQT Corporation (8.125% 6/1/2019)
Cusip 26884LAA
Bonds 155,000
Offering Price $99.67
Spread $0.65
Cost $154,485.40
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 9.95%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, JPMorgan, Wachovia Capital Markets, BMO Capital Markets, BNP Paribas, BTM Capital, Deutsche Bank, PNC Capital Markets, RBS Greenwich Capital, Societe Generale, SunTrust Robinson Humphrey
Fund JPMorgan Total Return Fund
Trade Date 5/12/2009
Issuer EQT Corporation (8.125% 6/1/2019)
Cusip 26884LAA
Bonds 1,005,000
Offering Price $99.67
Spread $0.65
Cost $1,001,663.40
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 9.95%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, JPMorgan, Wachovia Capital Markets, BMO Capital Markets, BNP Paribas, BTM Capital, Deutsche Bank, PNC Capital Markets, RBS Greenwich Capital, Societe Generale, SunTrust Robinson Humphrey
Fund JPMorgan Bond Fund
Trade Date 5/13/2009
Issuer AcelorMittal (9.85% 6/1/2019)
Cusip 03938LAM
Bonds 200,000
Offering Price $97.52
Spread $0.45
Cost $195,044.00
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.56%
Syndicate Members Citigroup Global Markets, Deutsche Bank, HSBC Securities, JPMorgan, Morgan Stanley, Santander Central Hispano, Scotia Capital
Fund JPMorgan Total Return Fund
Trade Date 5/13/2009
Issuer AcelorMittal (9.85% 6/1/2019)
Cusip 03938LAM
Bonds 1,305,000
Offering Price $97.52
Spread $0.45
Cost $1,272,662.10
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 6.56%
Syndicate Members Citigroup Global Markets, Deutsche Bank, HSBC Securities, JPMorgan, Morgan Stanley, Santander Central Hispano, Scotia Capital
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/14/2009
Issuer MGM Mirage Inc. (10.375% 5/15/2014) 144A
Cusip 552953BF
Bonds 80,000
Offering Price $97.18
Spread $2.25
Cost $77,747.20
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.95%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, RBS Greenwich Capital, Wachovia Securities, BNP Paribas, Commerzbank Capital Markets, Deutsche Bank, JPMorgan, Morgan Stanley, UBS Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/14/2009
Issuer MGM Mirage Inc. (11.25% 11/15/2017) 144A
Cusip 552953BG
Bonds 110,000
Offering Price $97.34
Spread $2.25
Cost $107,078.40
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.99%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, RBS Greenwich Capital, Wachovia Securities, BNP Paribas, Commerzbank Capital Markets, Deutsche Bank, JPMorgan, Morgan Stanley, UBS Securities
Fund JPMorgan Bond Fund
Trade Date 5/19/2009
Issuer Barclays Bank PLC (6.75% 5/22/2019)
Cusip 06739FFS
Bonds 305,000
Offering Price $99.79
Spread $0.43
Cost $304,344.25
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.00%
Syndicate Members Barclays Capital, BB&T Capital Markets, Citigroup Global Markets, Comerica Securities, JPMorgan, TD Securities, UniCredit Group, US Bancorp
Fund JPMorgan Total Return Fund
Trade Date 5/19/2009
Issuer Barclays Bank PLC (6.75% 5/22/2019)
Cusip 06739FFS
Bonds 940,000
Offering Price $99.79
Spread $0.43
Cost $937,979.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.00%
Syndicate Members Barclays Capital, BB&T Capital Markets, Citigroup Global Markets, Comerica Securities, JPMorgan, TD Securities, UniCredit Group, US Bancorp
Fund JPMorgan Bond Fund
Trade Date 5/19/2009
Issuer Capital One Financial Co  (7.375% 5/23/2014)
Cusip 14040HAS
Bonds 260,000
Offering Price $99.51
Spread $0.35
Cost $258,728.60
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 3.39%
Syndicate Members Credit Suisse, Deutsche Bank, JPMorgan, RBS Greenwich Capital, Banc of America Securities, Keefe Bruyette & Woods, RBC Capital Markets
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/19/2009
Issuer Corrections Corporation of America (7.75% 6/1/2022)
Cusip 22025YAK
Bonds 20,000
Offering Price $97.12
Spread $2.00
Cost $19,423.20
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.76%
Syndicate Members Banc of America Securities, JPMorgan, Wachovia Capital Markets, HSBC Securities, SunTrust Robinson Humphrey, Avondale Partners, BB&T Capital Markets, First Analysis Securities, MacQuarie Secuurities, RBC Capital Markets, US Bancorp
Fund JPMorgan Total Return Fund
Trade Date 5/19/2009
Issuer Freddie Mac (1.75% 6/15/2012)
Cusip 3137EACC
Bonds 12,240,000
Offering Price $99.68
Spread $0.08
Cost $12,200,342.40
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.06%
Syndicate Members Banc of America Securities, Barclays Capital, JPMorgan, Blaylock Robert Van, BNP Paribas, Citigroup Global Markets, First Tennessee Bank, RBC Capital Markets, UBS Securities, Williams Capital Group
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 5/20/2009
Issuer State of Ohio  (5.000%, 8/1/15)
Cusip 677520Q5
Bonds 10,840,000
Offering Price $114.27
Spread $0.47
Cost $12,387,301.60
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 13.22%
Syndicate Members Fifth Third Securites, Barclays Capital, Citigroup Global Markets, Edward Jones, Huntington Investment Bank, JPMorgan, Keycorp Capital Markets, Morgan Stanley, Merrill Lynch
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 5/20/2009
Issuer State of Ohio  (5.000%, 8/1/15)
Cusip 677520T7
Bonds 6,650,000
Offering Price $114.27
Spread $0.47
Cost $7,599,221.00
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 13.64%
Syndicate Members Fifth Third Securites, Barclays Capital, Citigroup Global Markets, Edward Jones, Huntington Investment Bank, JPMorgan, Keycorp Capital Markets, Morgan Stanley, Merrill Lynch
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 5/20/2009
Issuer State of Ohio  (5.000%, 8/1/16)
Cusip 677520T8
Bonds 5,275,000
Offering Price $115.04
Spread $0.47
Cost $6,068,518.25
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 10.82%
Syndicate Members Fifth Third Securites, Barclays Capital, Citigroup Global Markets, Edward Jones, Huntington Investment Bank, JPMorgan, Keycorp Capital Markets, Morgan Stanley, Merrill Lynch
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 5/20/2009
Issuer University of Michigan (5.000%, 4/1/20)
Cusip 914455HX
Bonds 3,915,000
Offering Price $113.64
Spread $0.50
Cost $4,449,084.30
Dealer Executing Trade Merrill Lynch & Co Inc New York
% of Offering  purchased by firm 1.80%
Syndicate Members Merrill Lynch, JPMorgan
Fund JPMorgan New York Tax Free Bond Fund
Trade Date 5/21/2009
Issuer City of New York (5.000%, 5/15/24)
Cusip 64966HKY
Bonds 1,000,000
Offering Price $103.97
Spread $0.97
Cost $1,039,710.00
Dealer Executing Trade Samuel A. Ramirez & Co Inc
% of Offering  purchased by firm 0.10%
Syndicate Members Citigroup Global Markets, JPMorgan, Morgan Stanley, Barclays Capital, MR Beal, Goldman Sachs & Co, Jeffries, Loop Capital Markets, Prager Sealy & Co, Ramirez & Co, Dain-Rauscher, Siebert Brandford Shank & Co, Wachovia, Cabrera Capital Markets, Jackson Securities, Janney, Raymond James, Roosevelt & Cross, Southwest Securities, TD Securities
Fund JPMorgan Bond Fund
Trade Date 5/26/2009
Issuer Metlife Inc. (6.75% 6/1/2016)
Cusip 59156RAU
Bonds 160,000
Offering Price $99.76
Spread $0.45
Cost $159,620.80
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.63%
Syndicate Members Barclays Capital, UBS Securities, JPMorgan, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 5/27/2009
Issuer Harrahs Escrow Corporation (11.250% 6/01/2017)
Cusip 413622AA10
Bonds 280,000
Offering Price $96.23
Spread $2.25
Cost $269,430.00
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.76%
Syndicate Members Banc of America Securities, Citigroup Global Markets, JPMorgan, Credit Suisse, Deutsche Bank, Goldman Sachs & Co, Morgan Stanley
Fund JPMorgan Bond Fund
Trade Date 5/28/2009
Issuer CBS Corporation (8.875% 5/15/2019)
Cusip 124857AC
Bonds 160,000
Offering Price $97.59
Spread $0.65
Cost $156,136.00
Dealer Executing Trade UBS Investment Bank
% of Offering  purchased by firm 10.00%
Syndicate Members Bank of America Securities, Citigroup Global Markets, JPMorgan, UBS Securities
Fund JPMorgan Total Return Fund
Trade Date 5/28/2009
Issuer CBS Corporation (8.875% 5/15/2019)
Cusip 124857AC
Bonds 65,000
Offering Price $97.59
Spread $0.65
Cost $63,430.25
Dealer Executing Trade UBS Investment Bank
% of Offering  purchased by firm 10.00%
Syndicate Members Bank of America Securities, Citigroup Global Markets, JPMorgan, UBS Securities
Fund JPMorgan Bond Fund
Trade Date 6/1/2009
Issuer Bae Systems Holding (BALN 6.375% 6/1/19 144A)
Cusip 05523UAJ
Bonds 145,000
Offering Price $99.65
Spread $0.45
Cost $144,493.95
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.24%
Syndicate Members Barclays Capital, Citigroup Global Markets, Goldman Sachs& Co, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 6/4/2009
Issuer Express Scripts Inc (ESRX 7.25% 6/15/19)
Cusip 302182AE
Bonds 1,600,000
Offering Price $99.33
Spread $0.65
Cost $1,589,312.00
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.91%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan, Calyon Securities, Deutsche Bank, Mitsubishi UFJ Securities, RBS Greenwich Capital, Scotia Capital, SunTrust Robinson Humphrey, Wachovia Securities
Fund JPMorgan Total Return Fund
Trade Date 6/11/2009
Issuer Federal  Home Loan Bank ((FHLB 1.625% 7/27/11)
Cusip 3133XTXH
Bonds 9,190,000
Offering Price $99.91
Spread $0.05
Cost $9,181,269.50
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.33%
Syndicate Members Barclays Capital, Deutsche Bank, Goldman Sachs & Co, Citigroup Global Markets, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 6/17/2009
Issuer RailAmerica Inc. (RAILAM 9.25% 7/1/17 144A)
Cusip 750753AB
Bonds 285,000
Offering Price $95.92
Spread $2.00
Cost $273,380.55
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.77%
Syndicate Members Citigroup Global Markets, JPMorgan, Morgan Stanley, Wachovia Bank, Deutsche Bank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 6/25/2009
Issuer Smithfield Foods Inc. (SFD 10.00% 07/15/2014 144A)
Cusip 832248AS
Bonds 105,000
Offering Price $96.20
Spread $2.25
Cost $101,011.05
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.27%
Syndicate Members Barclays Capital, JPMorgan, Morgan Stanley, Rabo Securities, BMO Capital Markets, Goldman Sachs & Co, ING, US Bancorp Investments
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 6/30/2009
Issuer Bill Barrett Corporation (BBG 9.875% 7/15/16)
Cusip 06846NAB
Bonds 80,000
Offering Price $95.17
Spread $2.25
Cost $76,137.60
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 0.51%
Syndicate Members Banc of America Securities, Deutsche Bank, JPMorgan, Barclays Capital, BMO Capital Markets, Credit Suisse, Morgan Stanley, SunTrust Robinson Humphrey, Wachovia Securities, BBVA Securities, Comerica Securities, Fortis Securities, Howard Weil, Mitsubishi UFJ Securities, US Bancorp Investments
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 6/30/2009
Issuer Digicel Group Limited (DLLTD 12.00% 4/1/14 144A)
Cusip 25380QAB
Bonds 100,000
Offering Price $99.50
Spread $1.75
Cost $99,500.00
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 0.46%
Syndicate Members Citigroup Global Markets, Credit Suisse, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 6/30/2009
Issuer MetLife Inc. (MET 10.75% 8/1/39)
Cusip 59156RAV
Bonds 1,500,000
Offering Price $99.98
Spread $0.95
Cost $1,499,715.00
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.57%
Syndicate Members JPMorgan, Morgan Stanley, Banc of America Securities, Blaylock Robert Van, BNP Paribas, Cabrera Capital Markets, CatleOak Securities, Credit Suisse, Deutsche Bank, Goldman Sachs & Co, Guzman & Co, ING, Merrill Lynch, Ramius Capital, Raymond James & Assoc, RBS Greenwich Capital, Siebert Capital Markets, Sumitomo Bank, Toussaint Capital Partners
Fund JPMorgan Total Return Fund
Trade Date 6/30/2009
Issuer Oracle Corporation (ORCL 6.125% 7/8/39)
Cusip 68389XAH
Bonds 710,000
Offering Price $99.33
Spread $0.88
Cost $705,271.40
Dealer Executing Trade BancAmerica Securities
% of Offering  purchased by firm 1.70%
Syndicate Members Banc of America Securities, Morgan Stanley, Wachovia Capital Markets, ABN Amro, BNP Paribas, Citigroup Global Markets, Mitsubishi UFJ Securities, Mizuho Securities, BNY Mellon, HSBC Securities, JPMorgan, Mizuho Securities, RBC Capital Markets, RBS Securities, Societe Generale, US Bancorp Investments
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/1/2009
Issuer Wind Acquisition Finance S.A. (WINDIM 11.75% July 15, 2017 144A)
Cusip 97314XAE
Bonds 190,000
Offering Price $97.49
Spread $1.75
Cost $185,234.80
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 0.50%
Syndicate Members Banca IMI, BNP Paribas/ London Calyon, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, JP Morgan, MPS Capital Services, Royal Bank of Scotland, UniCredit Group,Banca Akros, ING Bank NV, Mediobanca-Banca di Credito Finanz, Merrill Lynch, Natixis
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/1/2009
Issuer Wind Acquisition Finance S.A. (WINDIM 11.75% July 15, 2017 144A)
Cusip 97314XAE
Bonds 700,000
Offering Price $97.49
Spread $1.75
Cost $682,444.00
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 0.50%
Syndicate Members Banca IMI, BNP Paribas/ London Calyon, Citigroup Global Markets, Credit Suisse, Deutsche Bank, Goldman Sachs, JP Morgan, MPS Capital Services, Royal Bank of Scotland, UniCredit Group,Banca Akros, ING Bank NV, Mediobanca-Banca di Credito Finanz, Merrill Lynch, Natixis
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 7/6/2009
Issuer Republic of Peru (PERU 7.35% July 21, 2025)
Cusip 715638AS
Bonds 790,000
Offering Price $103.83
Spread $0.20
Cost $820,233.30
Dealer Executing Trade UBS Investment Bank
% of Offering  purchased by firm 0.82%
Syndicate Members JP Morgan, UBS Securities LLC
Fund JPMorgan Tax Free Money Market Fund
Trade Date 7/8/2009
Issuer Philadelphia School District (2.50% June 30, 2010)
Cusip 717833HX
Bonds 50,000,000
Offering Price $101.72
Spread $0.13
Cost $50,859,500.00
Dealer Executing Trade Merrill Lynch & Co., Inc.
% of Offering  purchased by firm 20.75%
Syndicate Members Merrill Lynch, Wells Fargo, Janney Montgomery Scott, JPMorgan
Fund JPMorgan Total Return Fund
Trade Date 7/9/2009
Issuer Fannie Mae (FNMA 1.75% August 10, 2012)
Cusip 31398AYM
Bonds 31,240,000
Offering Price $99.93
Spread $0.08
Cost $31,216,882.40
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.79%
Syndicate Members Bank of America Securities, Barclay Capital, JP Morgan Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/13/2009
Issuer Atlas Energy Operating Company, LLC (ATN 12.125% August 1,2017)
Cusip 049302AE
Bonds 55,000
Offering Price $98.12
Spread $2.25
Cost $53,963.80
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.27%
Syndicate Members Bank of America Securities, JP Morgan, RBC Capital Markets, Wells Fargo Securities, BBVA Securities Inc, BMO Capital Markets GKST Inc, BNP Paribas, Caylon New York, Citigroup Global Markets Inc, RBS Greenwich Capital, Scotia Capital Inc
Fund JPMorgan Total Return Fund
Trade Date 7/14/2009
Issuer Carefusion Corporation (CAH 6.375% August 1, 2019 144A)
Cusip 14170TAA
Bonds 905,000
Offering Price $98.36
Spread $0.65
Cost $890,139.90
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.09%
Syndicate Members Banc of America Securities, Barclays Capital, Deutsche Bank, Goldman Sachs & Co, JP Morgan, Morgan Stanley, RBS Greenwich Capital, SunTrust Robinson Humphrey, UBS Securities
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 7/16/2009
Issuer Ecopetrol S.A. (ECOPET 7.625% July 23, 2019 144A)
Cusip 279158AA
Bonds 1,630,000
Offering Price $99.64
Spread $0.30
Cost $1,624,164.60
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.14%
Syndicate Members Barclays Capital, JP Morgan Securities
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 7/17/2009
Issuer Florida Homeowners Mortgage Revenue Bonds  (5.375%, January 1, 2039)
Cusip 34074MAY
Bonds 4,000,000
Offering Price $105.25
Spread $0.88
Cost $4,210,000.00
Dealer Executing Trade RBC Capital Markets Corp.
% of Offering  purchased by firm 6.67%
Syndicate Members JPMorgan, Citigroup, RBC Capital Markets
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/21/2009
Issuer SBA Telecommunications ( SBAC 8.00% August 15, 2016 144A)
Cusip 78401FAA
Bonds 170,000
Offering Price $99.33
Spread $2.00
Cost $168,861.00
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.08%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JP Morgan Securities, RBS Greenwich Capital, TD Securities, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/21/2009
Issuer SBA Telecommunications ( SBAC 8.25% August 15, 2019 144A)
Cusip 78401FAB
Bonds 170,000
Offering Price $99.15
Spread $2.00
Cost $168,558.40
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.02%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JP Morgan Securities, RBS Greenwich Capital, TD Securities, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/22/2009
Issuer Heinz (H.J.) Finance Company (HNZ 7.125% August 1, 2039 144A)
Cusip 42307TAH
Bonds 2,800,000
Offering Price $99.74
Spread $0.88
Cost $2,792,748.00
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 2.00%
Syndicate Members Deutsche Bank, HSBC Securities, JP Morgan, UBS Securities, Banc of America Securities, Banca IMI, Bank of New York Mellon Corp, BNP Paribas, Mitsubishi UFJ Securities USA Inc, Mizuho Securities USA Inc, PNC Capital Markets, Rabo Securities USA Inc, SunTrust Robinson Humphrey Inc
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/23/2009
Issuer Greif Inc. (GEF 7.75% August 1, 2019 144A)
Cusip 397624AF
Bonds 75,000
Offering Price $96.64
Spread $1.63
Cost $72,477.75
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.96%
Syndicate Members Bank of America, Deutsche Bank,  JP Morgan, Keybanc Capital Markets, Fifth Third Securities, Huntington Investments, PNC Capital Markets, RBS Securities Inc, US Bancorp Investments Inc
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/28/2009
Issuer Arch Coal, Inc. (ACI 8.75% August 1, 2016 144A)
Cusip 039380AA
Bonds 155,000
Offering Price $97.46
Spread $2.00
Cost $151,069.20
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.08%
Syndicate Members Bank of America Securities,  Citigroup Global Markets, JP Morgan Securities, Morgan Stanley, BMO Capital Markets Corp, BNY Mellon Capital Markets, Calyon Securities USA Inc, Credit Suisse, Mizuho Securities USA Inc, Morgan Keegan & Co, Natixis Bleichroeder Inc, PNC Capital Markets, RBS Securities Inc, Santander Investment Securities, US Bancorp Investments Inc, Wedbush Morgan Securities Inc
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 7/28/2009
Issuer Kazmunaigaz Finance Sub B.V.  (KZOLKZ 11.75% January 23, 2015 144A)
Cusip 48667QAC
Bonds 340,000
Offering Price $103.01
Spread $0.65
Cost $350,237.40
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.22%
Syndicate Members Citigroup Global Markets, JP Morgan Securities
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 7/29/2009
Issuer Capital One Capital V (COF 10.25% August 15, 2039)
Cusip 14043CAB
Bonds 4,250,000
Offering Price $98.85
Spread $1.25
Cost $4,200,955.00
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 2.68%
Syndicate Members Bank of America, Merrill Lynch, JP Morgan Securities, Morgan Stanley
Fund JPMorgan Total Return Fund
Trade Date 7/29/2009
Issuer Capital One Capital V (COF 10.25% August 15, 2039)
Cusip 14043CAB
Bonds 1,500,000
Offering Price $98.85
Spread $1.25
Cost $1,482,690.00
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 2.68%
Syndicate Members Bank of America, Merrill Lynch, JP Morgan Securities, Morgan Stanley
Fund JPMorgan Emerging Markets Debt Fund
Trade Date 7/29/2009
Issuer Federative Republic of Brazil (BRAZIL 7.125% January 20, 2037)
Cusip US105756BK57
Bonds 415,000
Offering Price $108.63
Spread $0.25
Cost $450,814.50
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 1.63%
Syndicate Members Deutsche Bank, JP Morgan
Fund JPMorgan Total Return Fund
Trade Date 8/3/2009
Issuer International Paper Company (IP 7.50% August 15, 2021)
Cusip 460146CE
Bonds 1,070,000
Offering Price $99.92
Spread $0.68
Cost $1,069,144.00
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.80%
Syndicate Members Bank of America, Merrill Lynch, BNP Paribas, JP Morgan, UBS Securities LLC, BBVA Securities Inc., Calyon Securities USA Inc., Commerzbank Capital Markets Corp, aiwa Securities America Inc., Mitsubishi UFJ Securities USA Inc., Mizuho Securities USA Inc., Morgan Keagan & Co., Scotia Capital Inc., SG Americas Securities LLC, Wells Fargo
Fund JPMorgan Total Return Fund
Trade Date 8/5/2009
Issuer Freddie Mac (FHLMC 2.125% September 21, 2012)
Cusip 3137EACE
Bonds 11,225,000
Offering Price $99.96
Spread $0.08
Cost $11,220,397.75
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 0.48%
Syndicate Members Barclays Capital,  Deutsche Bank Securities Inc., JP Morgan Securities
Fund JPMorgan Tax Aware High Income Fund
Trade Date 8/5/2009
Issuer Harris County Texas Educational (5.000%, November 15, 2015)
Cusip 41401PAE
Bonds 60,000
Offering Price $110.70
Spread $0.63
Cost $66,420.60
Dealer Executing Trade RBC Capital Markets Corp.
% of Offering  purchased by firm 1.03%
Syndicate Members Wells Fargo, Seibert Brandford Shank, JPMorgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 8/5/2009
Issuer Mack-Cali Realty Corporation (CLI 7.75% August 15, 2019)
Cusip 55448QAP
Bonds 900,000
Offering Price $99.15
Spread $0.65
Cost $892,305.00
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering  purchased by firm 0.76%
Syndicate Members Banc of America Securities LLC., Citigroup Global Markets Inc., JP Morgan
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 8/5/2009
Issuer Nationwide Mutual Insurance Company (NATMUT 9.375% August 5, 2039 144A)
Cusip 638671AK
Bonds 3,600,000
Offering Price $100.00
Spread $0.88
Cost $3,599,892.00
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.14%
Syndicate Members Banc of America Securities LLC, JP Morgan Securities, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 8/11/2009
Issuer Ball Corporation (BLL 7.125% September 1, 2016)
Cusip 058498AM
Bonds 60,000
Offering Price $97.98
Spread $1.50
Cost $58,785.00
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.46%
Syndicate Members Banc of America Securities LLC., Barclays Capital, Deutsche Bank Securities Inc., Goldman Sachs & Co., JP Morgan Securities, BNP Paribas, Commerzbank Capital Markets Corp., HSBC Securities, Keybanc Captial Markets, RBS Securities Corp., US Bank Captial Markets, Wells Fargo
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 8/11/2009
Issuer Ball Corporation (BLL 7.375% September 1, 2019)
Cusip 058498AN
Bonds 125,000
Offering Price $97.41
Spread $1.50
Cost $121,767.50
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering  purchased by firm 1.84%
Syndicate Members Banc of America Securities LLC., Barclays Capital, Deutsche Bank Securities Inc., Goldman Sachs & Co., JP Morgan Securities, BNP Paribas, Commerzbank Capital Markets Corp., HSBC Securities, Keybanc Captial Markets, RBS Securities Corp., US Bank Captial Markets, Wells Fargo
Fund JPMorgan Total Return Fund
Trade Date 8/11/2009
Issuer Dominion Resources Inc. (D 5.20%  August 15, 2019)
Cusip 25746UBH
Bonds 630,000
Offering Price $99.87
Spread $0.65
Cost $629,174.70
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 2.63%
Syndicate Members BNP Paribas, Deutsche Bank Securities Inc., JP Morgan, Morgan Stanley, BNY Mellon Capital Markets LLC., Credit Suisse Securities USA LLC., Keybanc Capital Markets, SunTrust Robinson Humphrey, US Bancorp Investments Inc., Williams Capital Group LP
Fund JPMorgan Intermediate Tax Free Bond Fund
Trade Date 8/13/2009
Issuer New York City Transitional Finance (5.000%, November 1, 2019)
Cusip 64971MVU
Bonds 1,150,000
Offering Price $112.93
Spread $0.53
Cost $1,298,672.00
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 0.14%
Syndicate Members Barclays Capital, Citi, Beal, Roosevelt Cross, Cabrera Cap, RBC, Morgan Stanley,
 Goldman Sachs, Jeffries, Merrill Lynch, Siebert Brandford Shank, Jackson
 Stifel Nicolaus, JPMorgan, Loop Cap, Ramirez, Wachovia, Raymond James, TD Securities
Fund JPMorgan New York Tax Free Bond Fund
Trade Date 8/13/2009
Issuer New York State Housing (3.000%, March 15, 2026)
Cusip 649870KR
Bonds 560,000
Offering Price $104.24
Spread $0.77
Cost $583,738.40
Dealer Executing Trade Ramirez
% of Offering  purchased by firm 0.28%
Syndicate Members Citi, Merrill Lynch, Ramirez, Jeffries, Roosevelt & Cross, JPMorgan, Siebert Brandford Shank
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 8/13/2009
Issuer NII Capital Corporation (NIHD 10.00% August 15, 2016 144A)
Cusip 67021BAA
Bonds 770,000
Offering Price $97.57
Spread $2.13
Cost $751,273.60
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.59%
Syndicate Members JP Morgan Securities, Morgan Stanley
Fund JPMorgan Strategic Income Opportunities Fund
Trade Date 8/20/2009
Issuer News America Incorporated (NWSA 6.90% August 15, 2039 144A)
Cusip 652482BW
Bonds 1,800,000
Offering Price $99.80
Spread $0.88
Cost $1,796,436.00
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 1.33%
Syndicate Members Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., JP Morgan Securities
Fund JPMorgan Total Return Fund
Trade Date 8/20/2009
Issuer News America Incorporated (NWSA 6.90% August 15, 2039 144A)
Cusip 652482BW
Bonds 1,000,000
Offering Price $99.80
Spread $0.88
Cost $998,020.00
Dealer Executing Trade Deutsche Bank Securities Inc.
% of Offering  purchased by firm 1.33%
Syndicate Members Banc of America Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., JP Morgan Securities
Fund JPMorgan Total Return Fund
Trade Date 8/24/2009
Issuer Westpac Banking Corporation (WSTP 4.20% February 27, 2015)
Cusip 961214BH
Bonds 1,325,000
Offering Price $99.90
Spread $0.35
Cost $1,323,648.50
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 1.86%
Syndicate Members Bank of America Merrill Lynch, JP Morgan Securities
Fund JPMorgan Total Return Fund
Trade Date 8/25/2009
Issuer Duke Energy Corporation (DUK 5.05% September 15, 2019)
Cusip 26441CAD
Bonds 1,345,000
Offering Price $99.62
Spread $0.65
Cost $1,339,929.35
Dealer Executing Trade Credit Suisse Securities LLC
% of Offering  purchased by firm 3.73%
Syndicate Members BNY Mellon Capital Markets LLC., Credit Suisse Securities USA LLC., JP Morgan Securities, RBS Securities Inc., BBVA Securities Inc., Deutsche Bank Securities Inc., Mitsubishi UFJ Securities USA Inc., Mizuho Securities USA Inc.
Fund JPMorgan Total Return Fund
Trade Date 8/31/2009
Issuer Republic Services Inc. (RSG 5.50% September 15, 2019 144A)
Cusip 760761AA
Bonds 1,690,000
Offering Price $99.29
Spread $0.71
Cost $1,677,916.50
Dealer Executing Trade Banc of America Securities LLC
% of Offering  purchased by firm 0.78%
Syndicate Members Bank of America Merrill Lynch, Barclays Capital, JP Morgan